PURCHASE AGREEMENT

                     THIS PURCHASE AGREEMENT, dated as of March 3, 2014, is entered into by and among, Lithium Exploration Group Ltd., a Nevada Corporation (“LEXG”), Alta Disposal Ltd., Inc., an Alberta corporation (the “Company”), and 514742 B.C. Ltd, a British Columbia corporation (the “Purchaser”).

W I T N E S S E T H:

                     WHEREAS, the Purchaser wishes to purchase a 20% Convertible Promissory Note of the Company (the “Note”), subject to and upon the terms and conditions of this Agreement and acceptance of this Agreement by the Company, on the terms and conditions referred to herein.

                     WHEREAS, to induce the Purchaser to purchase the Note, LEXG wishes to grant to the Purchaser, and the Purchaser wishes to subscribe for, warrants to purchase common shares in the capital stock of LEXG.

                     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                     1.                      AGREEMENT TO PURCHASE; PURCHASE PRICE.

                                           a.                      Purchase.

                                           (i)                      Subject to the terms and conditions of this Agreement and the other Transaction Documents, the Purchaser hereby agrees to purchase a Note in the aggregate amount of CDN$330,000, to be funded by the Purchaser in the amount of $293,000 (the “Advance Amount”), which Note shall be inclusive of the amounts described therein.

                                           (ii)                      The Note referred to herein shall be in the form of Annex I annexed hereto.

                                           (iii)                      As additional consideration for the Purchaser agreeing to Purchase the Note, LEXG shall issue to the Purchaser warrants (the “Warrants”) to purchase 2,200,000 common shares in the capital stock of LEXG(as defined herein) in the form of Warrant certificate annexed hereto as Annex II. The issuance of the Warrants shall be subject to the terms and conditions of this Agreement, including but not limited to satisfactory completion by the Purchaser of the Canadian Investor Questionnaire annexed hereto as Annex III.

                                           (iv)                      The purchase of the Note and the issuance of the Warrants to the Purchaser and the other transactions contemplated herein are sometimes collectively referred to herein and in the other Transaction Documents as the “Transactions”.

                                           b.                      Certain Definitions. As used herein, each of the following terms has the meaning set forth below, unless the context otherwise requires:

                                            “Affiliate” means, with respect to a specific Person referred to in the relevant provision, another Person who or which controls or is controlled by or is under common control with such specified Person.

                                            “Certificate” means the original signed Note duly executed by the Company.

                                            “Closing Date” means the date of the closing of the issuance of Note and the Warrants.

                                            “Company Control Person” means each director, executive officer, promoter, and such other Persons as may be deemed in control of the Company pursuant to Rule 405 under the 1933 Act or Section 20 of the 1934 Act (as defined below).

                                            “Exchange Act” means the Securities Exchange Act of 1934, as amended.

                                            “Holder” means the Person holding the relevant Securities at the relevant time.

                                           “Purchaser Control Person” means each director, executive officer, promoter, and such other Persons as may be deemed in control of the Purchaser pursuant to Rule 405 under the 1933 Act or Section 20 of the 1934 Act.

                                            “Person” means any living person or any entity, such as, but not necessarily limited to, a corporation, partnership or trust.

                                            “Securities” means the Warrants and the Warrant Shares.

                                            “Subsidiary” means any subsidiary of the Company.

                                            “Transfer Agent” means, at any time, the transfer agent for the Company’s Common Stock.

                                           “Transaction Documents” means this Purchase Agreement, the Note, and the Warrant and includes all ancillary documents referred to in those agreements.

                                           “Warrants” means, collectively, share purchase warrants entitling the Purchaser to acquire 2,200,000 common shares in the capital stock of LEXG in the form annexed to this Agreement as Annex II.

                                           “Warrant Shares” means common shares in the capital stock of LEXG underlying the Warrants, and may be purchased by the Purchaser from time to time in accordance with this Agreement and the Warrants.

                                           c.                      Form of Payment; Delivery of Certificate and Warrant.

                                           (i)                      The Purchaser shall pay the Advance Amount of the Note to be funded by delivering immediately available good funds in Canadian Dollars to the Company on the Closing Date.

                                           (ii)                      On the Closing Date, the Company and LEXG shall deliver to the Purchaser the Certificate and the Warrants, duly executed on behalf of the Company and LEXG, as applicable.

                                           (iii)                      By signing this Agreement, each of the Purchaser, the Company and LEXG agrees to all of the terms and conditions of the Transaction Documents to which it is a party, all of the provisions of which are incorporated herein by this reference as if set forth in full.

                                           d.                      Method of Payment. Payment of the Advance Amount shall be made by wire transfer of funds to:

Account Name: W.L. Macdonald Law Corporation
Account Address: BMO Bank of Montreal
595 Burrard Street, Vancouver, BC V7X1L7
Institution #: 001
Branch/Transit: 00040
Account ID: 00044641570
Swift Code: BOFMCAM2
Routing #: CC000100040
IMPORTANT: Please quote file reference “Lithium Exploration Group
Inc.

2.                      PURCHASER REPRESENTATIONS, WARRANTIES, ETC.

                                           The Purchaser represents and warrants to, and covenants and agrees with, the Company and LEXG as follows:

                                           a.                      The Purchaser has been duly incorporated, validly exists and is in good standing under the jurisdiction of its incorporation and has full power, authority and legal right to execute and deliver this Agreement and all other Transaction Documents.

                                           b.                      The Purchaser hereby represents that, in connection with its purchase of the Note and the Warrants, it has not relied on any statement or representation by the Company, LEXG, or any of their respective officers, directors and employees, attorneys or agents, except as specifically set forth herein or in the Transaction Documents.

                                           c.                      This Agreement and the other Transaction Documents to which the Purchaser is a party, and the transactions contemplated thereby, have been duly and validly authorized, executed and delivered on behalf of the Purchaser and are valid and binding agreements of the Purchaser enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

                                           d.                      The Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States Securities Act of 1933 (the “1933 Act”) and state securities laws and that LEXG is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

                                           e.                      LEXG will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act.

                                           f.                      LEXG has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act.

                                           g.                      All subsequent offers and sales of the Securities by the Purchaser shall be made pursuant to registration of the relevant Securities under the 1933 Act or pursuant to an exemption from registration.

                                           h.                      The Purchaser and its advisors, if any, have been furnished with or have been given access to all materials relating to the business, finances and operations of LEXG and materials relating to the offer and sale of the Securities which have been requested by the Purchaser, including those set forth on in any annex attached hereto. The Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of LEXG and its management and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Purchaser has also had the opportunity to obtain and to review LEXG 's filings on EDGAR.

                                           i.                      the common stock of LEXG is quoted on the OTC Markets quotation service under the symbol “LEXG”. The Securities are not listed on any stock exchange and no representation has been made to the Purchaser that any of the Securities will become listed on any stock exchange.

                                           j.                      The Purchaser understands that its investment in the Securities involves a high degree of risk.

                                           k.                      The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities.

                                           l.                      the Purchaser is not acquiring the Securities as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Purchaser may sell or otherwise dispose of any of the Warrant Shares pursuant to registration of any of the Warrant Shares pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein.

                                           m.                      The Purchaser is outside the United States when receiving and executing this Agreement and is acquiring the Securities as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Securities.

                                           n.                      The statutory and regulatory basis for the exemption claimed for the offer and sale of the Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act.

                                           o.                      LEXG has advised the Purchaser that LEXG is relying on an exemption from the requirements under Canadian securities laws to provide the Purchaser with a prospectus and to sell the Securities through a person registered to sell securities and, as a consequence of acquiring the Securities pursuant to this exemption, certain protections, rights and remedies provided, including statutory rights of rescission or damages, will not be available to the Purchaser.

                                           p.                      The Purchaser is not a U.S. Person as defined in Regulation S promulgated under the 1933 Act ( a “U.S. Person”).

                                           q.                      The Purchaser is not acquiring the Securities for the account or benefit of, directly or indirectly, any U.S. Person.

                                           r.                      The Purchaser is acquiring the Securities as principal for investment only and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons (as defined herein).

                                           s.                      The Purchaser understands and agrees not to engage in any hedging transactions involving any of the Securities unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable state securities laws.

                                           t.                       Tf the Purchaser is acquiring the Securities as a fiduciary or agent for one or more investor accounts, the Purchaser has sole investment discretion with respect to each such account, and the Purchaser has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account;

                                           u.                      The Purchaser is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

                                           v.                      The Purchaser acknowledges and agrees that the certificates and other instruments representing any of the Warrant Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such Securities):

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

                                           3.                      COMPANY AND LEXG REPRESENTATIONS, ETC. Each of the Company and LEXG represents and warrants to the Purchaser as of the date hereof and as of the Closing Date:

                                           a.                      Each of the Company and LEXG has been duly incorporated, validly exists and is in good standing under the jurisdiction of its incorporation and has full power, authority and legal right to execute and deliver this Agreement and all other Transaction Documents.

                                           b.                      This Agreement and each of the other Transaction Documents, and the transactions contemplated thereby, have been duly and validly authorized by the Company and LEXG, and when executed and delivered by the Company or by LEXG, will be, valid and binding agreements of the Company or LEXG enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

                                           c.                      The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and LEXG does not and will not conflict with or result in a breach by them of any of the terms or provisions of, or constitute a default under (i) there respective certificate of incorporation or by-laws, each as currently in effect, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company or LEXG is a party or by which it or any of its properties or assets are bound, or (iii) to its knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, federal or provincial regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or LEXG or any of their properties or assets.

                                           d.                      There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company before or by any governmental authority or nongovernmental department, commission, board, bureau, agency or instrumentality or any other person, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, any of the Transaction Documents. The Company is not aware of any valid basis for any such claim that (either individually or in the aggregate with all other such events and circumstances) could reasonably be expected to have a Material Adverse Effect. There are no outstanding or unsatisfied judgments, orders, decrees, writs, injunctions or stipulations to which the Company is a party or by which it or any of its properties is bound, that involve the transaction contemplated herein or that, alone or in the aggregate, could reasonably be expect to have a Material Adverse Effect.

                                           4.                      CLOSING DATE.

                                           a.                      The Closing Date shall occur as indicated in Section 1 (c) after each of the conditions contemplated by Sections 5 and 6 hereof shall have either been satisfied or been waived by the party in whose favor such conditions run.

                                           b.                      The closing of the Transaction shall occur on the Closing Date at the offices of the Purchaser and shall take place no later than 3:00 P.M., PST, on such day or such other time as is mutually agreed upon by the Company and the Purchaser.

                                           5.                      CONDITIONS TO THE COMPANY'S OBLIGATION AND LEXG’S OBLIGATION TO SELL.

                                           The Purchaser understands that the Company's obligation to sell the Note and LEXG’s obligation to deliver the Warrants to the Purchaser pursuant to this Agreement on the Closing Date is conditioned upon:

                                           a.                      The execution and delivery by the Purchaser of this Agreement and all applicable Transaction Documents;

                                           b.                      Delivery by the Purchaser to the Company of good funds as payment in full of an amount equal to the Advance Amount in accordance with this Agreement;

                                           c.                      The accuracy on such Closing Date of the representations and warranties of the Purchaser contained in this Agreement, each as if made on such date, and the performance by the Purchaser on or before such date of all covenants and agreements of the Purchaser required to be performed on or before such date; and

                                           d.                      Thereshall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

                                           6.                      CONDITIONS TO THE PURCHASER'S OBLIGATION TO PURCHASE.

                     The Company understands that the Purchaser’s obligation to purchase any Notes or the Warrants is conditioned upon:

                                           a.                      The execution and delivery of this Agreement and the other Transaction Documents by the Company and LEXG, as applicable;

                                           b.                      The accuracy in all material respects on the Closing Date of the representations and warranties of the Company and of LEXG contained, as applicable, in this Agreement and in the Transaction Documents, each as if made on such date, and the performance by each of the Company and LEXG on or before such date of all covenants and agreements required to be performed by them on or before such date;

                                           c.                      There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

                                           7.                      INDEMNIFICATION AND REIMBURSEMENT.

                                           a.                      The Company agrees to indemnify and hold harmless the Purchaser and its officers, directors, employees, and agents, and each Purchaser Control Person from and against any losses, claims, damages, liabilities or expenses incurred (collectively, “Damages”), joint or several, and any action in respect thereof to which the Purchaser, its partners, Affiliates, officers, directors, employees, and duly authorized agents, and any such Purchaser Control Person becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Company contained in this Agreement, as such Damages are incurred, except to the extent such Damages result primarily from Purchaser's failure to perform any covenant or agreement contained in this Agreement or the Purchaser's or its officer’s, director’s, employee’s, agent’s or Purchaser Control Person’s negligence, recklessness or bad faith in performing its obligations under this Agreement.

                                           b.                      LEXG agrees to indemnify and hold harmless the Purchaser and its officers, directors, employees, and agents, and each Purchaser Control Person from and against any Damages, joint or several, and any action in respect thereof to which the Purchaser, its partners, Affiliates, officers, directors, employees, and duly authorized agents, and any such Purchaser Control Person becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of LEXG contained in this Agreement, as such Damages are incurred, except to the extent such Damages result primarily from Purchaser's failure to perform any covenant or agreement contained in this Agreement or the Purchaser's or its officer’s, director’s, employee’s, agent’s or Purchaser Control Person’s negligence, recklessness or bad faith in performing its obligations under this Agreement.

                                           8.                      JURY TRIAL WAIVER. The Company and the Purchaser hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the Parties hereto against the other in respect of any matter arising out or in connection with the Transaction Documents.

                                           9.                      GOVERNING LAW: MISCELLANEOUS.

                                           a.                      This Agreement shall be governed by and interpreted in accordance with the laws of the Province of Alberta for contracts to be wholly performed in such province and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the non-exclusive jurisdiction of the provincial and federal courts whose districts encompass any part of the state courts of the Province of Alberta as in connection with any dispute arising under this Agreement or any of the other Transaction Documents and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions or to any claim that such venue of the suit, action or proceeding is improper. To the extent determined by such court, the Company shall reimburse the Purchaser for any reasonable legal fees and disbursements incurred by the Purchaser in enforcement of or protection of any of its rights under any of the Transaction Documents. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

                                           b.                      Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                                           c.                      This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

                                           d.                      All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

                                           e.                      A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

                                           f.                      This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.

                                           g.                      The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                                           h.                      If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

                                           i.                      This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.

                                           j.                      This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

                                           10.                      NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of

                                           a.                      the date delivered, if delivered by personal delivery as against written receipt therefor or by confirmed facsimile transmission,

                                           b.                     the fifth Trading Day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or

                                           c.                     the third Trading Day after mailing by domestic or international express courier, with delivery costs and fees prepaid, in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) days’ advance written notice similarly given to each of the other parties hereto):

If to the Company or to	Alta Disposal Ltd.
LEXG, to:	Lithium Exploration Group Inc.
200 N. Hayden Road, Suite 235,
Scottsdale, Arizona 858251
Attention: Alex Walsh, Chief Executive Officer
Telephone No.: (800) 508-6149
Facsimile No.: (480) 641-4794

With copies to:	MacDonald Tuskey
4th Floor - 570 Granville Street
Vancouver BC V6C 3P1
Attn: Robert Galletti
Telephone No.: (604) 689-1022
Facsimile No.: (604) 681-4760

If to the Holder, to:	514742 B.C LTD
2956 Starlight Way
Coquitlam, British Columbia V3C 3P5
Attention: Wan Jung

With copies to:	McMillan LLP
Royal Centre, 1055 W. Georgia Street, Suite 1500
PO Box 11117
Vancouver, BC V6E 4N7
Attn: Grant Wong
Telephone No.: (604)691.6848
Facsimile No.: (604) 893.7627

                                           11.                      SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The Company’s and the Purchaser’s representations and warranties herein shall survive the execution and delivery of this Agreement and the delivery of the Note, the Warrants, and the payment of the Advance Amount, and shall inure to the benefit of the Purchaser, the Company, LEXG, and their respective successors and assigns.

[Balance of page intentionally left blank]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Purchaser and the Company as of the date set first above written.

514742 B.C. LTD

By:	/s/
Name:	Wan Jung
Title:	President

LITHIUM EXPLORATION GROUP, INC.

By:
Alexander Walsh
Chief Executive Officer

ALTA DISPOSAL LTD.

By:
Alexander Walsh
Chief Executive Officer

ANNEX I	FORM OF NOTE

ANNEX II	WARRANT SUBSCRIPTION AGREEMENT AND FORM OF WARRANT

NATIONAL INSTRUMENT 45-106 CANADIAN
ACCREDITED INVESTOR QUESTIONNAIRE

                                           In addition to the representations, warranties acknowledgments and agreements contained in the Agreement to which this Certificate for Exemption is attached, the Purchaser, for itself or on behalf of any disclosed principal of the Purchaser (a “Disclosed Principal”) , as applicable, hereby represents, warrants and certifies to Lithium Exploration Group Inc. (the “Issuer”) that the Purchaser or the Disclosed Principal, as applicable, is purchasing the securities set out in the subscription as principal, that it is resident in the Province of British Columbia, and: [check all appropriate boxes]

Category 1: Accredited Investor

The Purchaser or the Disclosed Principal, as applicable, is:

(a)	a Canadian financial institution, or a Schedule III bank;

(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act;

(c)

a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

(d)

a person registered under the securities legislation of a jurisdiction of Canada, as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario), or the Securities Act (Newfoundland and Labrador);

(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

(g)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Québec;

(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

(j)

an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds Cdn$1,000,000;

(k)

an individual whose net income before taxes exceeded Cdn$200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded Cdn$300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

(l)	an individual who, either alone or with a spouse, has net assets of at least Cdn$5,000,000;

(m)	a person, other than an individual or investment fund, that has net assets of at least Cdn$5,000,000 as shown on its most recently prepared financial statements;

(n)	an investment fund that distributes or has distributed its securities only to:

(i) a person that is or was an accredited investor at the time of the distribution;

(ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 and 2.19 of NI 45-106, or

(iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 of NI 45-106;

(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt;

(p)

a trust Issuer or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust Issuer or trust corporation, as the case may be;

(q)	a person acting on behalf of a fully managed account managed by that person, if that person:

(i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction; and

(ii) in Ontario, is purchasing a security that is not a security of an investment fund;

(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

(t)	a person in respect of which all of the owner of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser, or

(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as:

(i) an accredited investor; or

(ii) an exempt purchaser in Alberta or British Columbia after NI 45-106 comes into force.

Definitions:

"Canadian financial institution" means

(a)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

(b)	a bank, loan corporation, trust Issuer, trust corporation, insurance Issuer, treasury branch, credit union, caisse populaire, financial services cooperative, or league that,

     in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

"EVCC" means an employee venture capital corporation that does not have a restricted constitution, and is registered under Part 2 of the Employee Investment Act (British Columbia), R.S.B.C. 1996 c. 112, and whose business objective is making multiple investments;

"financial assets" means

(a)	cash,

(b)	securities, or

(c)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

"fully managed account" means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

"investment fund" means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes an EVCC and a VCC;

"person" includes

(a)	an individual,

(b)	a corporation,

(c)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(d)	an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

"related liabilities" means

(a)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(b)	liabilities that are secured by financial assets;

"Schedule III bank" means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

"spouse" means, an individual who,

(a)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual, or

(b)	is living with another individual in a marriage-like relationship, including a marriage- like relationship between individuals of the same gender; or

(c)	in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta);

"subsidiary" means in issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary;

"VCC" means a venture capital corporation registered under Part 1 of the Small Business Venture Capital Act (British Columbia), R.S.B.C. 1996 c. 429, whose business objective is making multiple investments.

The representations, warranties, statements and certification made in this Certificate are true and accurate as of the date of this Certificate and will be true and accurate as of the Closing. If any such representation, warranty, statement or certification becomes untrue or inaccurate prior to the Closing, the Purchaser shall give the Issuer immediate written notice thereof.

The Purchaser acknowledges and agrees that the Issuer will and can rely on this Certificate in connection with the Purchaser's Subscription Agreement.

EXECUTED by the Purchaser at Vancouver, British Columbia this 3rd day of March, 2014.

If a corporation, partnership or other entity:	If an individual:

Print Name of Purchaser/Disclosed Principal	Print Name of Purchaser/Disclosed Principal
514742 B.C. Ltd.

Signature of Authorized Signatory	Signature

Name and Position of Authorized Signatory	Representative Capacity, if applicable
Wan Jung, President
Jurisdiction of Residence of Purchaser/Disclosed